united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/20

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report
October 31, 2020

Recurrent MLP & Infrastructure Fund
Class I Shares (RMLPX)

1-833-RECURRENT
(1-833-732-8773)
www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.recurrentadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Recurrent MLP & Infrastructure Fund

FY 2020 Report *(12 months ended October 31, 2020)*

PORTFOLIO MANAGER PERSPECTIVE ON PERFORMANCE AND BUSINESS TRENDS IMPACTING THE RECURRENT MLP & INFRASTRUCTURE FUND (RMLPX) FOR FISCAL 2020.

RECURRENT
INVESTMENT ADVISORS

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Recurrent MLP & Infrastructure Fund – FY 2020 at a glance

Before we move onto a discussion of the performance of the Recurrent MLP & Infrastructure Fund (“RMLPX”), we want to thank all of our clients – current and prospective – for their support and trust during a year that has been unique and challenging in so many ways. While the COVID-19 pandemic has roiled the global capital markets during much of calendar 2020, and significantly impacted the performance of energy-related investments during the twelve months ended October 31, 2020, we have very much enjoyed meeting many of you – all virtually since March – during the past year. With your partnership, we have continued to grow RMLPX’s assets under management (“AUM”), reaching $89.8 million as of October 31, 2020, over 60% asset growth despite market pressures. As of November 30, 2020, RMLPX sits at $116.7 million. This AUM growth gives us confidence in our business plan and bodes well for the possible reduction of our expense ratio if AUM continues to grow.

We believe, for reasons we will discuss below, that the patience of investors in midstream, MLPs, and energy infrastructure could see a change in 2021, as vaccines bring an end to the acute phase of the pandemic, and travel to school and work, as well as air travel, begin their return to normal. Meanwhile, the potential for a surge in post-vaccine transportation demand, further boosted by potential fiscal stimulus, could collide with a 2021 energy supply picture that has been constrained due to the dramatic curtailment actions taken by oil and gas companies around the world during 2020.

As we look forward to FY 2021, we are encouraged by the strong performance of midstream infrastructure, MLPs, and other energy-related investments in November 2020. We see potential drivers for continued performance as energy demand returns to normal, in contrast to energy infrastructure valuations, which currently remain below historical norms and fail to reflect the potential for growing cash flow available for equity investors in calendar 2021 and beyond.

During FY 2020 (from November 1, 2019 through October 31, 2020), RMLPX generated a –42.41% total return, slightly outperforming the –42.52% return of the Alerian MLP Index (“AMZ”) by +0.11%. From the Fund’s November 2, 2017 inception date through October 31, 2020, RMLPX has returned –17.28% on an annualized basis, exceeding the AMZ’s –18.40% annualized return by +1.12%.

The performance data quoted here represents past performance. For performance data current to the most recent month end, please call (833)-RECURRENT. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Total Annual Operating Expenses are 1.75% for RMLPX; although the Adviser has agreed to cap total fund expenses for the fund at 1.25% through at least March 1, 2021.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Recurrent MLP & Infrastructure Fund – Market Outlook

The 12 months ended October 31, 2020 was the worst 12-month period on record for midstream MLPs, including any 12-month period during the Great Financial Crisis of 2008-09. Given the negative trailing performance, readers might find us surprisingly optimistic about the future. While market performance has been challenging during 2020, the midstream infrastructure industry has reacted with alacrity to the risks posed by a COVID-impacted global economy, reducing capital spending and operating expenses. The result is that we have seen Wall Street estimates of free cash flow (“FCF”), a measure of operating cash flow less capital expenditures, actually have increased during the COVID pandemic. Below, we lay out our bullish thesis in two parts: first, the fundamentals, which we believe appear meaningfully stronger than what is implied by the equity markets; second, we discuss a potential catalyst that might cause the equity markets to take notice of the underlying fundamentals in 2021.

Part 1: We believe midstream fundamentals have remained solid and perhaps improved during COVID

In exhibit 1, we show how Wall Street estimates of midstream earnings before interest, taxes, depreciation and amortization (“EBITDA”) have declined less than 10% since 2019, despite the pandemic.

Exhibit 1: Estimates of midstream industry EBITDA have been resilient during COVID

Source: Bloomberg Consensus Wall Street estimates, Recurrent research.

Notes: “Midstream” includes members of the Alerian Midstream Energy Index, “FAAMG” includes Facebook, Apple, Amazon, Microsoft, and Alphabet/Google. “Mining” reflects Bloomberg World Mining Index, “Utilities” reflects Bloomberg Americas Utilities Index, “E&P” reflects the S&P Oil & Gas E&P Select Index. “Airlines” reflects Bloomberg Americas Airlines Index. “Renews” reflects Bloomberg Americas Energy-Alternate Index. “IOCs” reflects integrated oil companies found in Bloomberg World Oil & Gas Index. “Refiners” reflects S&P Oil & Gas Refining GICS Level 4 Index. As of 10/31/20.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Exhibit 2 shows how aggressive capital expenditure reductions have led Wall Street consensus expectations to reflect potentially meaningful FCF growth for the midstream industry in 2020-22 even if we assume a continuation of current weak commodity prices.

Exhibit 2: Midstream industry response to COVID implies a net increase in FCF

Source: Bloomberg Consensus Wall Street estimates, public filings, Recurrent research.

Notes: See “notes” under Exhibit 1.

Furthermore, in Exhibit 3, we show how this improvement in cash generation has been recognized by the bond markets, where midstream credit spreads have tightened vs. broad high yield corporate bond indices.

Exhibit 3: Midstream cash generation is being recognized in fixed income markets

Source: Bloomberg Consensus Wall Street estimates, Recurrent research.

Notes: As of 10/31/20. See “notes” under Exhibit 1.

Despite this progress, a recovery in equity valuations has been slower to materialize. The result could be a potential 2021 setup that combines increasing FCF, improving credit quality, and cheap equity valuations. In

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Exhibit 4, we highlight the “FCF payback” implied by midstream valuations (measured by dividing a company’s current enterprise value – that is, equity + debt + non-debt mezzanine financing – by FCF). Midstream’s “payback” ratio of EV/FCF has fallen dramatically, with October 31 valuations implying 15-year lifespans for pipeline assets with 30- to 50-year depreciable lives. For comparison, midstream “FCF paybacks” are now comparable to the tobacco or mining industry (where depreciable asset lives are typically <10 years).

Exhibit 4: Midstream “FCF paybacks” are comparable to industries with shorter asset lives

Source: Bloomberg Consensus Wall Street estimates, Recurrent research.

Notes: As of 10/31/20. See “notes” under Exhibit 1. “US Mid” reflects US-based members of Alerian Midstream Energy Index; “CAD Mid” reflects Canada-based members.

Part 2: How we believe growing FCF has potential to act as a catalyst for the midstream sector

With the fundamental picture perhaps looking less dire than trailing performance would imply, how might valuations and fundamentals be converted into absolute performance? One potential catalyst could be midstream management teams deploying industry FCF in 2021 to offset the trend of investor outflows from many open-end and closed-end midstream investment vehicles.

As we noted in our semiannual letter published earlier this year, one of the compounding challenges that midstream valuations faced in FY 2020 was the forced liquidation of leveraged closed-end midstream MLP funds. This forced selling was often compounded by large-scale selling by holders of unleveraged open-end midstream MLP funds, with fund outflows reaching unprecedented levels year-to-date as of October 2020.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Exhibit 5: The surge in MLP fund redemptions in 2019-20 has not been offset by corporate buybacks

Source: Bloomberg Consensus Wall Street estimates, Recurrent research.

Note: Funds include all Morningstar-listed “Energy Partnership” open-end funds, as well as AMLP and AMJ, the 2 key index products in midstream.

Despite the meager historical track record of midstream buybacks, shown in orange bars in Exhibit 5, twelve (12) midstream companies representing nearly $200bn (or 2/3) of midstream market cap discussed 2021 buybacks on recent Q3 calls. According to Bloomberg consensus estimates, these companies alone could generate roughly $5bn of FCF in 2021. We believe this level of FCF, if largely dedicated to stock repurchases, could be sufficient to mitigate even the record midstream capital outflows in 2020 YTD.

In Exhibit 6, we visualize the net impact of midstream open-end fund selling since 2015. The orange bars reflect buybacks, and the blue bars represent net inflows/(outflows) from all midstream open-end funds, which historically forced midstream managers to liquidate their holdings.

In short, the net impact of mutual fund selling in 2018-2020 has been dramatic – an unprecedented $10bn in less than 2 years. If 2021’s potential buybacks occur, we believe they could mitigate much, if not all, of these outflows.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Exhibit 6: 12 midstream companies have indicated a potential for FCF to fund buybacks in 2021

Source: Bloomberg Consensus Wall Street estimates, Recurrent research

Note: Funds include all Morningstar-listed “Energy Partnership” open-end funds.

In conclusion, we believe there is cause for bullishness in 2021 after a difficult 2020

In our view, midstream fundamentals have held in relatively strong in 2020, despite a year that saw COVID drive oil prices to record lows amid an unprecedented reduction in energy demand. Solid fundamentals have not been sufficient to offset the negative impact of capital outflows from the midstream sector – at least, not yet. As many midstream companies attempted to manage their credit quality, prudently reduced operating expenses and capital spending, and now face the possibility of improving energy demand in 2021, we see significant potential for midstream companies to become buyers of their own shares – which has potential to offset the selling pressure that exacerbated an already-difficult 2020.

We thank you again for your confidence, and, as your fellow fund investors, we look forward to a world that continues to return to normal.

Best regards,

Brad Olsen and Mark Laskin
Co-Founders and Portfolio Managers
Recurrent Investment Advisors (Advisor of the Recurrent MLP & Infrastructure Fund)

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Recurrent MLP & Infrastructure Fund (RMLPX)
FY 2020 Portfolio Commentary

RMLPX performed generally in-line with the AMZ during FY 2020 ended October 31, 2020. After outperforming the AMZ for much of the first half of the fiscal year, as a result of more conservative positioning in late calendar 2019 and during the acceleration phase of the COVID pandemic in CQ1 2020, RMLPX assumed a more aggressive positioning – in retrospect, too early – in anticipation of a relatively straightforward “return to normal” for economic activity and travel activity in late 2020. As we now know, infections surged in late summer and fall 2020, delaying the “return to the office” for many large employers, and complicating the return to a normal school year, which was instead supplanted by virtual learning for many school districts.

Despite the increasing count of new daily COVID cases during Q3, positive vaccine news during November 2020 has provided a welcomed boost for the sector broadly and RMLPX specifically, and our absolute and relative performance in the wake of positive vaccine news has confirmed our portfolio managers’ view that RMLPX remains strongly positioned for the potential of increasing motor fuel demand in 2021.

Although there can be no guarantees, we continue to believe that the long-term reduction in US drilling activity and refining capacity could drive a meaningfully undersupplied scenario in 2021, when energy companies broadly and midstream companies in particular could be in high demand as the global economy moves into a higher-growth mode.

Recurrent MLP & Infrastructure Historical Performance Detail
		As of 10/31/20		As of 12/31/19
	YTD	Last 12 mos	Since Incep.	Last 12 mos	Since Incep.
Recurrent MLP (RMLPX)	-44.82%	-42.41%	-17.28%	+15.30%	+1.23%
Alerian MLP Index (AMZ)	-43.80%	-42.52%	-18.40%	+6.56%	-1.49%
RMLPX vs. AMZ	-1.02%	+0.10%	+1.12%	+8.74%	+2.72%

RMLPX Top 10 Holdings

Recurrent MLP & Infrastructure - as of October 31, 2020
Rank	Ticker	Company	Subsector	% of Port
1	EPD	Enterprise Products Partners L.P.	Unregulated Oil/NGL	7.1%
2	KMI	Kinder Morgan Inc.	Gas Infra	6.6%
3	PBA	Pembina Pipeline Corporation	Unregulated Oil/NGL	6.4%
4	WMB	Williams Companies	Gas Infra	5.8%
5	PAGP	Plains GP Holdings L.P.	Unregulated Oil/NGL	5.7%
6	ET	Energy Transfer L.P.	Gas Infra	5.4%
7	ALA/CA	AltaGas Ltd.	Gas Infra	5.2%
8	MMP	Magellan Midstream Partners L.P.	Regulated Oil/NGL	5.1%
9	MPC	Marathon Petroleum Corporation	Unregulated Oil/NGL	4.6%
10	KEY/CA	Keyera Corporation	Gathering & Processing	4.5%
	Top 10 RMLPX Holdings as a% of Portfolio:			56.3%

Portfolio holdings are subject to change at any time and should not be considered investment advice.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Major Contributors and Detractors to RMLPX Performance

RMLPX Top 5 Performance Contributors and Detractors in FY 2020
Company	Ticker	Contribution (bps)	Company	Ticker	Contribution (bps)
Williams Cos.	WMB	+177	Phillips 66	PSX	-74
AltaGas Ltd.	ALA/CA	+156	Valero Corp	VLO	-55
Enbridge Inc.	ENB	+123	Oneok Inc.	OKE	-34
TransCanada	TRP	+99	Suncor Inc.	SU	-26
Sunoco LP	SUN	+85	Viper Energy Ptrs	VNOM	-34

Top 5 Contributors to Performance

Williams Companies (WMB)

Williams Companies is a major natural gas pipeline company, with services spanning semi-regulated, long-haul natural gas transportation and short-haul, unregulated, gas gathering services, with a high proportion of fixed-fee revenues with high-quality counterparties. With natural gas demand hardly impacted by the COVID pandemic, WMB was well-positioned to benefit as a “flight to quality” trade moved capital out of more speculative midstream names into WMB. WMB remains a core holding for RMLPX, as the long-term strategy of expanding low-cost, existing long-haul gas transportation in regions experiencing declining coal-derived power generation remains attractive as natural gas demand continues to grow in the US.

AltaGas (ALA/CA)

AltaGas is a Canadian midstream/utilities company that emerged from years of mismanagement and an overly aggressive acquisition strategy in 2018 with new management and a sizeable dividend cut. As a result, AltaGas turned over its shareholder base and traded at a sizeable discount to book value before stabilizing. Today, ALA has reduced debt over the last several years by streamlining operations, driving operating cash flows higher, and raising considerable cash proceeds by selling non-core assets acquired during the pre-2018 era of aggressive M&A activity. AltaGas’s largely stable, fee-based unregulated gas assets in Western Canada connect into ALA’s unique liquid petroleum gas (LPG) export terminal footprint in the Pacific Northwest US as well as British Columbia (BC), Canada. Core earnings growth and stability also comes from a set of gas-focused utilities around the United States, including Washington Gas & Light (WGL).

Enbridge (ENB)

In a market defined by its reaction to COVID, Enbridge’s diversified asset base, A-rated credit, growing renewables business, and largely contracted revenue profile drove significant capital out of smaller-cap US-based midstream companies, driving significant outperformance for ENB. While ENB is less compelling as we expect energy consumption to grow in 2021, ENB remains a well-run company with an attractive legacy asset base.

Transcanada (TRP)

While ENB is the Canadian oil transport giant, Transcanada is often considered ENB’s close natural gas-focused relative, built on a legacy of trans-continental gas transportation. While offering stable, diversified cash flows with primarily gas-oriented assets across the US and Canada and generating outperformance during the onset of COVID, we believe TRP’s strategy of forging ahead with the politically fraught Keystone

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

XL project, and higher-than-peers debt leverage is changing TRP’s risk profile, and not necessarily for the better.

Sunoco LP (SUN)

Sunoco is the largest standalone fuel distributor in the United States, delivering fuel to independently owned gas stations across the country, including SUN’s largest single customer, 7-Eleven, the Japan-based gas station and convenience store giant. While the unprecedented decline in driving demand in March and April meaningfully reduced SUN’s fuel distribution volumes, SUN typically purchases fuel in the spot market and sells fuel according to a lagged price formula, meaning that during periods of falling oil prices, SUN can potentially purchase fuel cheaply and sell at a significant margin, offsetting the impact of lower-than-normal volumes.

Top 5 Detractors to Performance

Phillips 66 (PSX)

COVID reduced economic activity across a variety of economic subsectors, but at different magnitudes and at different times. In energy, the impact on transportation fuel demand, and in turn, crude oil prices, was immediate and dramatic. Meanwhile, the reduction in volumes has potential for more lingering impacts. Accordingly, RMLPX moved out of companies facing long-term damage from reduced volumes, and into companies that had been disproportionately impacted on a near-term basis, but with better prospects for a rapid recovery. One such company that we view as likely to bounce back more rapidly in 2021 is Phillips 66 – a midstream-and-refining conglomerate, PSX has highly stable midstream and retail fuel distribution (see also SUN) subsidiaries, and has exposure to recovering travel and economic activity through its refining and petrochemical businesses. To date, we have seen robust results in marketing and midstream, and encouraging signs in chemicals, but the refining recovery has been slowed by continued high levels of new COVID cases. As vaccines are distributed throughout the population, we believe PSX has potential to perform well into 2021.

Valero Energy (VLO)

Similar to PSX above, VLO’s fuel refining business saw an immediate negative margin and volume impact from COVID, but we believe VLO is especially attractive today at a discount to book value as VLO (and PSX) offer potential margin and volume upside in 2021 as the entire world returns to the roads (and to the skies). PSX and VLO also differentiate us from other midstream portfolios as VLO and PSX share little of the long-term “stranded asset” risks found in some smaller-cap, higher-beta midstream companies that are tied to one or two geographic operating areas. Additionally, VLO is a relatively capital-efficient business; some higher-beta midstream companies may be obliged to spend during a downturn to maintain revenue, while VLO can dramatically cut costs during a downturn with little impact to long-term cash flow generation potential. We remain excited by the potential upside embedded in VLO and PSX.

Oneok Inc (OKE)

While our portfolio generally was “underweight” midstream exposures tied to specific oil and gas producing basins, one exception was Oneok, where we had exposure as we respect management’s historical focus on prudently deploying capital and generating strong returns. One historical strategy for OKE management was driving high returns by investing in the Bakken oil play in North Dakota, where there were few other major

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

midstream competitors. By choosing a less-attractive basin, Oneok effectively built a semi-monopolistic business in the area, driving high returns; however, we have concerns that despite a well-conceived business in ND, Bakken oil production may have peaked for good, in which case OKE could be running to stay in place. Furthermore, OKE’s refusal to cut the dividend in the face of high debt leverage and a slowing fundamental picture moved us to the sidelines.

Suncor Inc (SU)

In the face of steeply falling production in select areas of the US during 2020, one risk we attempted to manage was the risk of “empty pipelines” in areas where drilling economics were no longer compelling in a post-COVID world. One area that should benefit as pipeline utilization remains below 2019 levels would be the Canadian energy industry, which has historically offered low-cost resources, hamstrung by the lack of infrastructure to major markets, a problem made worse by rapidly-growing shale production over the past decade. Trading at a discount to book after a dividend cut, we identified Suncor, as an integrated Canadian energy company, with stable production volumes, in-house refining and gas station assets, as a company that could offer comparable upside to a high-beta midstream portfolio holding, without “stranded asset” risk and potential margin benefits from less-utilized US pipelines. Suncor has been held back by the second wave of COVID cases, but we continue to own Suncor, and expect Suncor to participate in any demand recovery.

Viper Energy Partners (VNOM)

Following a similar logic as PSX, VLO, and SU, we have spent much of 2020 seeking to avoid areas that are facing long-term production declines that are unlikely to be reversed until oil returns to $50/bbl or higher. Accordingly, we exited OKE due to concerns about Bakken decline risk, and replaced with exposures with PSX, VLO, and SU, where we see volume decline risk as minimal, and believe that any economic recovery could drive an increase in cash flows in a capital-efficient business. Similarly, VNOM holds a portfolio of Permian royalty interests, which garner a fixed percentage of revenues from the underlying acreage positions, with no obligation to contribute to future capital expenditures to drill those acreage positions. While VNOM fell sharply in early 2020 due to the impact of COVID, VNOM’s cheap valuation and FCF generation providing for a sizeable buyback, announced on a Q3 call, gives us comfort that VNOM may be a capital-efficient way to play a potential energy demand recovery with an attractive current yield.

Recurrent MLP & Infrastructure Fund (RMLPX) Fiscal 2020 Annual Report (10/31/20)

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results and the index performance shown is not indicative of the performance of the Recurrent Funds.

Alerian MLP Index - is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks

S&P North American Natural Resources Index - seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S.-traded natural resource-related companies, including oil and gas production, transportation, refining, materials, and mining.

EBITDA - Earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP metric, typically used as a measure of a company’s operating cash flow, excluding changes in working capital.

EV/IC vs. ROIC - Enterprise Value / Invested Capital vs. Return on Invested Capital. Compares a company’s market value (EV) vs. the book value of its capital (IC).

Investors should carefully consider the investment objectives, risks, charges and expenses of the Recurrent Funds. This and other important information about the Funds is contained in the prospectus, which can be obtained by calling 832-241-5900. The prospectus should be read carefully before investing. The Recurrent Funds are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Recurrent Investment Advisors is not affiliated with Northern Lights Distributors, LLC.

Important Risk Disclosure (RMLPX)

Mutual Funds involve risk including the potential loss of principal. Higher turnover and frequent trading may result is higher costs. Cash available for distribution by MLPs may vary and could be affected by the entity’s operations, including capital expenditures, operating, acquisition, construction, exploration and borrowing costs, reducing the amount of cash an MLP has available for distribution. The Fund may focus on one or more industries, sectors or geographic regions of the economy and the value of an investment may fluctuate more widely than if it were diversified. Tax risks associated with the Fund include fund structure risk, MLP tax risk, and tax estimation/NAV risk. Cyber-attacks or failures affecting the Fund or service providers may adversely impact the Fund or its shareholders.

The Fund invests primarily in the energy sector and infrastructure industry and is susceptible to adverse economic, environmental, and regulatory concerns. Additional risks include acquisition, catastrophic event, commodity price, depletion, natural resource, supply/demand and weather risk. The purchase of IPO shares may involve high transaction cost, market and liquidity risks. The investment strategies employed by the Advisor may not result in an increase in value or performance. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Holders of MLP’s have limited control and voting rights, additionally, there are certain tax risks and conflicts of interest between holders of MLP’s and the general partner. The Fund is newly -formed and may not grow to or maintain economically viable size, not be successful implementing its investment strategy, which could result in the Fund being liquidated. (8180-NLD-12/2/2020)

Recurrent MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2020

The Fund’s performance figures* for the periods ended October 31, 2020, compared to its benchmarks:

		Annualized
	One Year	Since Inception (a)
Recurrent MLP & Infrastructure Fund - Class I	(42.41)%	(17.28)%
Alerian MLP Index (Total Return)**	(42.52)%	(18.40)%

(a)	Inception date is November 2, 2017.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent the advisor fee waiver. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2021 to ensure that the Fund’s total annual operating expenses after expense waiver and reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs such as interest and dividend expenses on securities sold short, taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.25% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Fund’s total annual fund operating expense ratio, gross of fee waivers or expense reimbursements is 1.75% for Class I shares per the fee table in the Fund’s February 28, 2020 Prospectus. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. For performance information current to the most recent month-end, please call 1-833-732-8773.

**	The Alerian MLP Index (Total Return) is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. This index provides a comprehensive benchmark for investors to track the performance of the energy MLP sector. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of Change in Value of a $10,000 Investment

Since Inception November 2, 2017 through October 31, 2020

Holdings by type of investment	% of Net Assets
Common Stocks	78.1%
MLP & MLP Related Securities	20.1%
Short-Term Investment	2.5%
Other Assets Less Liabilities	(0.7)%
100.0%

Please refer to the Portfolio of Investments that follows in this annual report for a detail of the Fund’s holdings.

Recurrent MLP & Infrastructure Fund
PORTFOLIO OF INVESTMENTS
October 31, 2020

Shares	Security	Fair Value
	COMMON STOCKS - 78.1%
	FOOD - 0.5%
10,693	Darling Ingredients, Inc. *	$459,799

	OIL & GAS PRODUCERS - 72.3%
372,960	AltaGas Ltd.	4,724,412
1,181,569	Cenovus Energy, Inc.	3,875,546
38,830	Cheniere Energy, Inc. *	1,858,792
131,163	Enbridge, Inc.	3,614,852
541,101	Equitrans Midstream Corporation	3,928,393
284,803	Keyera Corporation	4,039,168
500,112	Kinder Morgan, Inc.	5,951,333
140,530	Marathon Petroleum Corporation	4,145,635
274,328	Pembina Pipeline Corporation	5,741,685
75,857	Phillips 66	3,539,488
807,809	Plains GP Holdings, L.P.	5,161,900
129,733	Suncor Energy, Inc.	1,464,686
119,440	Targa Resources Corporation	1,917,012
75,262	TC Energy Corporation	2,969,839
47,319	TOTAL S.E. - ADR	1,435,185
73,286	Valero Energy Corporation	2,829,572
341,730	Viper Energy Partners, L.P.	2,395,527
274,667	Williams Company, Inc. (The)	5,270,860
		64,863,885
	OIL & GAS SERVICES & EQUIPMENT - 3.4%
514,876	Archrock, Inc.	3,053,215

	RENEWABLE ENERGY - 1.9%
89,921	Plug Power, Inc. *	1,258,894
8,456	Renewable Energy Group, Inc. *	476,918
		1,735,812
	TOTAL COMMON STOCKS (Cost - $88,233,435)	70,112,711

	MLP & MLP RELATED SECURITIES - 20.1%
	OIL & GAS PRODUCERS - 20.1%
943,050	Energy Transfer, L.P.	4,856,708
386,250	Enterprise Products Partners, L.P.	6,400,162
129,581	Magellan Midstream Partners, L.P.	4,605,309
86,496	Sunoco, L.P.	2,177,104
	TOTAL MLP & MLP RELATED SECURITIES (Cost - $24,614,927)	18,039,283

	SHORT-TERM INVESTMENT - 2.5%
	MONEY MARKET FUND - 2.5%
2,271,818	Federated Government Obligations Fund - Institutional Class, 0.01% ^	2,271,818
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,271,818)

	TOTAL INVESTMENTS - 100.7% (Cost - $115,120,180)	$90,423,812
	OTHER ASSETS LESS LIABILITIES - (0.7)%	(627,150)
	NET ASSETS - 100.0%	$89,796,662

ADR - American Depository Receipt.

^	Money Market Fund; interest rate reflects seven day effective yield on October 31, 2020.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2020

ASSETS
Investment securities:
At cost	$115,120,180
At fair value	$90,423,812
Receivable for Fund shares sold	8,214
Interest and dividends receivable	683,136
Prepaid expenses & other assets	54,842
TOTAL ASSETS	91,170,004

LIABILITIES
Payable for securities purchased	1,282,365
Advisory fees payable	49,330
Payable for Fund shares redeemed	1,538
Payable to related parties	19,128
Audit and tax fees	13,709
Accrued expenses and other liabilities	7,272
TOTAL LIABILITIES	1,373,342
NET ASSETS	$89,796,662

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$128,869,325
Accumulated deficit	(39,072,663)
NET ASSETS	$89,796,662

Net Asset Value Per Share:
Class I Shares:
Net Assets	$89,796,662
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,070,590
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.92

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2020

INVESTMENT INCOME
Dividends (Foreign taxes withheld: $212,805)	$4,069,776
Interest	10,719
TOTAL INVESTMENT INCOME	4,080,495

EXPENSES
Investment advisory fees	713,221
Administrative services fees	75,424
Audit and tax fees	31,526
Legal fees	31,313
Transfer agent fees	50,144
Chief compliance officer fees	32,709
Trustees fees and expenses	15,506
Registration fees	38,335
Printing and postage expenses	15,791
Custodian fees	12,217
Third party administrative services fees	64,406
Insurance fees	1,754
Other expenses	12,222
TOTAL EXPENSES	1,094,568
Less: Fees waived by the Advisor	(96,867)
NET EXPENSES	997,701
NET INVESTMENT INCOME	3,082,794

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain/(loss) on:
Investments	(16,888,973)
Foreign currency translations	5,045
Total realized loss	(16,883,928)

Net change in unrealized depreciation on:
Investments	(23,450,553)
Foreign currency translations	(345)
Total unrealized depreciation	(23,450,898)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(40,334,826)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,252,032)

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2020	2019
FROM OPERATIONS
Net investment income	$3,082,794	$976,990
Net realized loss on investments	(16,883,928)	(382,365)
Net change in unrealized depreciation on investments	(23,450,898)	(601,842)
Net decrease in net assets resulting from operations	(37,252,032)	(7,217)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(539,680)	(516,268)
Return of capital	(8,215,713)	(2,105,916)
Net decrease in net assets from distributions to shareholders	(8,755,393)	(2,622,184)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	116,000,279	50,561,038
Net asset value of shares issued in reinvestment of distributions:	6,003,971	1,471,481
Payments for shares redeemed:	(40,965,062)	(3,229,260)
Net increase in net assets from shares of beneficial interest	81,039,188	48,803,259

TOTAL INCREASE IN NET ASSETS	35,031,763	46,173,858

NET ASSETS
Beginning of year	54,764,899	8,591,041
End of year	$89,796,662	$54,764,899

SHARE ACTIVITY
Shares sold	10,074,063	2,815,597
Shares reinvested	562,103	80,713
Shares redeemed	(3,753,915)	(181,633)
Net increase in shares of beneficial interest outstanding	6,882,251	2,714,677

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	For the Year Ended		For the Year Ended	For the Period Ended
	October 31,		October 31,	October 31,
	2020		2019	2018
Net asset value, beginning of period	$17.18		$18.14	$20.00
Activity from investment operations:
Net investment income (2)	0.46		0.58	0.97
Net realized and unrealized loss on investments (3)	(7.53)		(0.24)	(1.53)
Total from investment operations	(7.07)		0.34	(0.56)
Less distributions from:
Net investment income	(0.07)		(0.25)	—
Return of capital	(1.12)		(1.05)	(1.30)
Total distributions	(1.19)		(1.30)	(1.30)
Net asset value, end of period	$8.92		$17.18	$18.14
Total return (4)	(42.41)%		1.53%	(3.10)%
Net assets, at end of period (000’s)	$89,797		$54,765	$8,591
Ratio of gross expenses to average net assets (5)(6)	1.38	% (7)	1.75%	7.39	% (8)
Ratio of net expenses to average net assets (5)(6)	1.26	% (7)	1.25%	1.25	% (8)
Ratio of net investment income to average net assets	3.89%		3.13%	4.85	% (8)
Portfolio Turnover Rate	32%		52%	116	% (9)

(1)	The Recurrent MLP & Infrastructure Fund commenced operations on November 2, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(5)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(7)	Includes tax expenses. If these expenses were excluded, the ratio of gross expenses to average net assets would be 1.37% and the ratio of net expenses to average net assets would be 1.25%.

(8)	Annualized.

(9)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2020

1.	ORGANIZATION

Recurrent MLP & Infrastructure Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on November 2, 2017. The Fund’s investment objective is to seek total return including substantial current income from a portfolio of master limited partnerships (“MLPs”) and energy infrastructure investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) – An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (LLCs). The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$70,112,711	$—	$—	$70,112,711
MLP & MLP Related Securities	18,039,283	—	—	18,039,283
Short-Term Investment	2,271,818	—	—	2,271,818
Total Investments	$90,423,812	$—	$—	$90,423,812

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the year ended October 31, 2020.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Dividends from net realized capital gains are distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2018-October 31, 2019, or expected to be taken in the Fund’s October 31, 2020 year-end

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended October 31, 2020, the aggregate purchases and sales of investments (excluding short-term investments) was $100,764,710 and $24,358,135, respectively.

Please refer to the Fund’s prospectus and statement of additional information (“SAI”) for a more full listing of risks associated with the Fund’s investments. The risks below and other risks are also discussed more fully in the Fund’s prospectus and SAI which include but are not limited to active trading risk, cash flow risk, concentration risk, cybersecurity risk, energy sector focus risk, energy infrastructure industry focus risks (including acquisition risk, catastrophic event risk, commodity price risk, depletion risk, environmental and regulatory risk, interest rate risk, natural resources risk, supply and demand risk, and weather risk), equity risk, gap risk, geographic and sector risk, IPO risk, liquidity risk, leveraging risk, management risk, market capitalization risk, market events risk, market risk, master limited partnership risk, MLP tax risk, non-diversification risk, portfolio turnover risk, RIC qualification risk, and volatility risk.

Concentration Risk – Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Energy Sector Focus Risk – The Fund focuses its investments in the energy sector which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Energy Infrastructure Industry Focus Risk – A substantial percentage of the Fund invests primarily in the energy infrastructure industry. As a result, the Fund will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy infrastructure industry. Risks associated with investments in MLPs and other companies operating in the energy infrastructure industry include but are not limited to the following:

○	Acquisition Risk – Energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

○	Catastrophic Event Risk – MLPs and other companies operating in the energy infrastructure industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy infrastructure industry.

○	Commodity Price Risk – MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices would directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy infrastructure commodities.

○	Depletion Risk – Energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy infrastructure commodities or exploration of new sources of energy infrastructure commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

○	Environmental and Regulatory Risk – Companies operating in the energy infrastructure industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

○	Interest Rate Risk – Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of energy infrastructure securities as the yields on alternative investments increase.

○	Natural Resources Risk – The Fund’s investments in natural resources issuers (including MLPs) is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

○	Supply and Demand Risk – Companies in the energy infrastructure industry may be impacted by the levels of supply and demand for energy infrastructure commodities.

○	Weather Risk – Weather plays a role in the seasonality of some energy infrastructure companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Master Limited Partnership Risk – An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund incurred $713,221 in advisory fees for the year ended October 31, 2020. As of October 31, 2020, the amount due to Advisor from the Fund was $49,330.

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least until March 1, 2021 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets attributable to the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For the year ended October 31, 2020, the Advisor waived $96,867 of advisory fees.

The Fund’s ability to recoup the cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

10/31/2021	$227,498
10/31/2022	$156,362
10/31/2023	$96,867

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the year ended October 31, 2020, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2020, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$117,322,977	$3,226,101	$(30,125,266)	$(26,899,165)

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended October 31, 2020 and October 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2020	October 31, 2019
Ordinary Income	$539,680	$516,268
Long-Term Capital Gain	—	—
Return of Capital	8,215,713	2,105,916
	$8,755,393	$2,622,184

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(12,173,206)	$—	$(26,899,457)	$(39,072,663)

The difference between book basis and tax basis unrealized depreciation and undistributed net investment income/loss is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales.

At October 31, 2020, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains (including prior year losses of 127,544 incurred as a C-Corp and carried forward to the Fund), as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$8,870,992	$3,302,214	$12,173,206	$—

Permanent book and tax differences, primarily attributable to non-deductible expenses and adjustments to the Fund’ prior year federal tax return, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2020 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$101,361	$(101,361)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of October 31, 2020, Charles Schwab & Co., Inc. held approximately 43% of the voting securities of the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared

and the Shareholders of Recurrent MLP & Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Recurrent MLP & Infrastructure Fund (the Fund) as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the two years in the period then ended and for the period from November 2, 2017 (commencement of operations) through October 31, 2018. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 2, 2017 (commencement of operations) through October 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Recurrent Investment Advisors, LLC advised investment companies since 2017.

Denver, Colorado

December 29, 2020

Recurrent MLP & Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period* and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning
	Annualized	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Expense Ratio	Value	Account Value	During Period	Account Value	During Period
Class I:
Recurrent MLP & Infrastructure Fund*	1.25%	$1,000.00	$888.90	$5.94	$1,018.85	$6.34

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2020

Approval of Advisory Agreement

Recurrent MLP & Infrastructure Fund

At a meeting held on June 25, 29 and 30, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Recurrent Investment Advisors, LLC (“Recurrent” or the “Adviser”) and the Trust, on behalf of the Recurrent MLP& Infrastructure Fund (“Recurrent MLP Fund”).

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Recurrent MLP Fund by Recurrent; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Recurrent MLP Fund’s advisory fees and overall expenses with those of comparable mutual funds; (vi) the anticipated level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Recurrent MLP Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from Recurrent. During the Meeting, the Board was advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser was an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Recurrent related to the Advisory Agreement with the Trust on behalf of the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of Recurrent; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a quarterly written report containing Recurrent’s performance commentary; Recurrent’s compliance program, including its business continuity policy and information systems security policy, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of Recurrent’s compliance program; information regarding the Adviser’s and its affiliates’ compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by Recurrent under the Advisory Agreement, the Board considered the level and sophistication of Recurrent’s employees’ asset management, risk management, operations and compliance experience. The Board considered that Recurrent continued to invest exclusively in energy and natural resources and that there had been no staffing changes in the Fund’s portfolio management team. The Board noted that it had met with the Fund’s portfolio managers and was satisfied with their expertise and ability to manage the Fund’s portfolio in accordance with its investment objectives and strategy. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of Recurrent and procedures reasonably designed to ensure compliance with federal securities laws. The Board noted that Recurrent appeared to have adequate capacity to operate both its investment and compliance program, that Recurrent had adopted cybersecurity and business continuity policies and procedures, and that Recurrent’s risk management and associated policies appeared to be operating effectively to identify and monitor risks. The Board considered that Recurrent utilizes a compliance consultant to support Recurrent’s CCO. The Board also considered the significant risks assumed by Recurrent in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2020

including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board also considered the financial condition and operations of the Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Adviser’s services to the Funds and that the Adviser had continued to provide the same level, quality and extent of services to the Funds.

In considering the nature, extent, and quality of the services provided by Recurrent, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Recurrent’s management and the quality of the performance of Recurrent’s duties. The Board concluded that Recurrent had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Recurrent to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviewed at its regularly scheduled meetings information about the Fund’s performance results. Among other data, the Board considered the performance of the Fund for the one-year and since inception periods ended March 31, 2020 as compared to the Fund’s benchmark index and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the fee comparisons may vary depending on the selection and asset size of the peer group. The Board considered that the Fund trailed its Peer Group and Morningstar category (Energy Limited Partnership) but outperformed its benchmark for each of the one-year and since inception periods.

The Board also took into account Recurrent’s discussion of the Fund’s performance, including the quarterly written report containing Recurrent’s performance commentary. The Board took note of the Fund’s strong performance over the past year prior to the COVID-19 pandemic and also took into account the Fund’s risk-adjusted returns, as well as how the Fund was performed compared to its benchmark index. The Board also took into account the Fund’s more recent performance volatility, particularly in light of the impacts of COVID-19 on the energy markets. The Board concluded that the Fund’s performance was being monitored and that overall performance was consistent with the investment strategy as described in the prospectus.

Fees and Expenses. Regarding the costs of the services provided by Recurrent with respect to the Fund, the Board considered a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the funds within the Peer Group and to its Morningstar category. The Board noted that the Fund’s contractual advisory fee was below the median of the Peer Group and its Morningstar category. The Board also considered that the net operating expenses of the Fund were above the median of its Peer Group and its Morningstar category but were not the highest and were within a reasonable range. The Board noted in considering the expenses of the Fund that the Fund’s average net assets were substantially lower than the median assets of the funds in its Peer Group and Morningstar category and considered the impact that the size of the Fund has on the Fund’s total operating expenses. The Board also considered that Recurrent had agreed to reimburse expenses to limit net annual operating expenses to 1.25% (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the average net assets attributable to Class I shares of the Fund. The Board took into account Recurrent’s discussion of the Fund’s expenses and effect of both significant redemptions during the market decline followed by significant inflows during the market rebound on the Fund’s expenses and was satisfied with Recurrent’s ability to reimburse the Fund’s operating expenses. The Board also noted that Recurrent managed other accounts or funds that are similar to the Fund, and the Fund’s contractual advisory fee was in line with those other accounts.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board considered Recurrent’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Recurrent based on current asset levels of the Fund. The Board noted the direct and indirect costs of operating the Fund in that analysis and concluded that Recurrent’s profitability from its relationship with the Fund was not excessive.

Economies of Scale . The Board considered whether Recurrent would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints. The Board considered the profitability analysis provided by Recurrent and considered that Recurrent had represented that it expected the Fund to achieve economies of scale at certain asset levels, but that at current asset levels, economies of scale was not a consideration.

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2020

The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by Recurrent from its association with the Fund. The Board considered that Recurrent did not anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted the potential for future product launches based on the success of the Fund as well as the use of soft dollars. The Board concluded that these potential benefits are reasonable.

Conclusion. The Board, having requested and received such information from Recurrent as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement renewal, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2020

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2020.

**	As of October 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/2020 – Two Roads v2

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2020

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since February 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (April 2017 to February 2020); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 -present)	N/A	N/A

*	Information is as of October 31, 2020.

**	As of October 31, 2020, the Trust was comprised of 23 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-732-8773.

10/31/2020 – Two Roads v2

Recurrent MLP & Infrastructure Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
October 31, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773).

INVESTMENT ADVISOR
Recurrent Investment Advisors, LLC
3801 Kirby Drive, Suite 654
Houston, TX 77098

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this item.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2020: $17,500

2019: $17,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows: 2020: $9,500 2019: $9,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2020 and 2019, respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2020 and 2019 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/7/2021